UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010

Beach First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	000-22503	57-1030117
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Robert M. Grissom Parkway, Suite 100, Myrtle Beach, South Carolina	29577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 626-2265

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On January 29, 2010, Beach First National Bancshares, Inc. (the “Company”), the holding company for Beach First National Bank (the “Bank”), entered into a written agreement (the “Agreement”) with the Federal Reserve Bank of Richmond (the “FRB”). Subsequently, on February 17, 2010, the FRB publicly announced the execution of the Agreement and made the Agreement available on its website (http://www.federalreserve.gov/).

The Agreement is designed to enhance the Company’s ability to act as a source of strength to the Bank and was anticipated following other recent regulatory orders and agreements. Substantially all of the requirements of the Agreement are similar to those already in effect for the Bank pursuant to a Stipulation and Consent to the Issuance of a Consent Order (the “Consent Order”), which was entered into with the Office of the Comptroller of the Currency on November 4, 2009 and disclosed on our Current Report on Form 8-K on November 5, 2009. The Agreement authorizes the Company’s board of directors to fully utilize its resources to comply with the terms of the Consent Order and any other supervisory action issued to the Bank by its federal regulators.

Pursuant to the Agreement, the Company (and its nonbank subsidiaries, where applicable) agreed to seek the prior written approval of the FRB before undertaking any of the following activities:

•	Declaring or paying any dividends,

•	Directly or indirectly taking dividends or any other form of payment representing a reduction in capital from the Bank,

•	Making any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities,

•	Directly or indirectly, incurring, increasing, or guaranteeing any debt, and

•	Directly or indirectly, purchasing or redeeming any shares of its stock.

The Company has no plans to undertake any of these activities due to its plan to preserve capital and to inject additional capital into the Company.

Within 60 days of the Agreement, the Company will submit to the FRB a written plan designed to maintain sufficient capital at the Company on a consolidated basis and at the Bank as a separate stand-along entity. The Agreement does not contain specific target capital ratios to be obtained or specific timelines, but requires that the plan address the Company’s current and future capital requirements, the Bank’s current and future capital requirements, the adequacy of the Bank’s capital, taking into account its risk profile, and the source and timing of additional funds to satisfy the Company’s and the Bank’s future capital requirements. The Company’s board of directors will adopt the written plan within 10 days of its approval by the FRB.

The Company also agreed to comply with certain notice provisions set forth in the Federal Deposit Insurance Act (the “FDIA”) and Board of Governors Regulations in appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position. The Company will also be required to comply with certain restrictions on indemnification and severance payments pursuant to the FDIA and FDIC regulations. The Company will provide quarterly written progress reports to the FRB.

The provisions of the Agreement remain in effective and enforceable until stayed, modified, terminated, or suspended by the FRB.

All Bank deposits remain fully insured by the FDIC to the maximum extent allowed by law. The Bank’s lending and deposit operations continue to be conducted in the usual and customary manner, and all other products, services, and hours of operations remain the same as the Bank continues to meet the financial needs of business and consumers in our communities.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include, but are not limited to, (1) statements regarding potential future economic recovery, (2) statements with respect to the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. These forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (2) the strength of the United States economy in general and the strength of the local economies in which the Company will conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (4) changes in the U.S. legal and regulatory framework; (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company; and (6) whether we will be able to accomplish the directives contained in the Agreement and the Consent Order and continue as a going concern. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC.

By: /s/ Gary S. Austin
Name: Gary S. Austin
Title: Chief Financial Officer

Dated: February 19, 2010

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